EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Report on Form 10-Q of Bridge Capital Holdings for the quarter ended September 30, 2004, I, Thomas A. Sa, Chief Financial Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) such Report on Form 10-Q of Bridge Capital Holdings for the quarter ended September 30, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in such Report on Form 10-Q of Bridge Capital Holdings for the quarter ended September 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings




Date: November 8, 2004                   /s/ THOMAS A. SA
                                         __________________________________
                                         Thomas A. Sa
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer)